LEGG MASON PARTNERS VARIABLE INCOME TRUST

NOVEMBER 9, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

DATED APRIL 30, 2010,

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

DATED APRIL 30, 2010

AND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

DATED APRIL 30, 2010

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010, August 20, 2010 and November 9, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, June 10, 2010, August 20, 2010 and November 9, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate and wind up the fund. The fund is expected to cease operations on or about April 29, 2011. Shortly before that date, in the discretion of portfolio management, in preparation for the termination of the fund, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shareholders of the fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

LMFX012998